# THIRD AMENDMENT TO LEASE SCHEDULE NO. 1

**This THIRD AMENDMENT TO LEASE SCHEDULE NO 1.** dated as of this **5th day of June, 2018** (the "**Third Amendment**") is entered into between Mentor Partner I, LLC, a California limited liability company ("**Lessor**"), G FarmaLabs Limited, a Nevada corporation ("**Lessee**"), and G FarmaBrands, Inc., a Nevada corporation ("**Guarantor**") pursuant to that certain Master Equipment Lease Agreement dated as of **January 16, 2018**, (as amended, modified, supplemented, restated and/or replaced from time to time, the "**Lease**") between Lessor and Lessee.

## BACKGROUND

**WHEREAS**, Lessor and Lessee entered into a certain Lease Schedule No. 1 dated January 16, 2018 (the "**Original Lease Schedule**"), a certain First Amendment to Lease Schedule No. 1 dated March 5, 2018 (the "**First Amendment**"), and a certain Second Amendment to Lease Schedule No. 1 dated April 4, 2018 (the "**Second Amendment**"), as amended by this Third Amendment and as may be amended, modified, supplemented, restated and/or replaced from time to time, (collectively, the "**Lease Schedule**") whereby Lessor agreed to purchase and lease to Lessee certain Equipment, to be delivered to Lessee's properties; and

**WHEREAS**, Lessor and Lessee desire to amend the Lease Schedule to add additional leased Equipment; and

**WHEREAS**, Lessor and Lessee desire to amend the Rent Payments in conjunction with the Equipment lease modifications to the Lease Schedule contained herein; and

**WHEREAS**, Lessor and Lessee desire, in their mutual interest, to amend certain exhibits to the Lease Schedule contained herein; and

**NOW THEREFORE**, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree to amend the Lease as provided below.

1. **Modifications to the Lease Schedule.**

a) **Additional Leased Equipment.** Upon the execution of this Third Amendment, Lessor leases to Lessee the additional Equipment listed under the line item titled *"Third Amendment - Additional Equipment"* as more completely described on **Exhibit C-1** *"Equipment Description,"* attached hereto.

b) **One Time Payment**. In consideration of the additional equipment to be added for Lessee, Lessee agrees to send Lessor a one-time payment of **Three Thousand Ninety-Two and 11/100 Dollars ($3,092.11)**, (the "**One Time Payment**") to Lessor as soon as possible. Upon Lessor's receipt of this One Time Payment, Lessor will approve the changes to the Equipment requested by Lessee attached hereto as **Exhibit C-2**, *"Documents Supporting Equipment Ownership,"* and Lessor will approve the reduction of the "Beginning Balance" shown on **Exhibit D**, *"Schedule of Rent Amounts,"* as further anticipated and indicated on **Exhibit D** to this Third Amendment.

c) **Increase in Rental Payments**. Commencing on **August 10, 2018**, and the **10th day** of the month hereinafter, the monthly rent for the Equipment during the Term of this Lease Schedule shall be increased by **One Hundred Four and 59/100 Dollars ($104.59)** per month, calculated at a **Ten Percent (10%)** annual interest rate over seven (7) years in **eighty-four (84) monthly payment installments** of (i) the principal amount, computed at a one-time step up of the Total Invoice Cost, plus (ii) a risk premium and resale markup amount, computed at a percentage rate of **Thirty Percent (30%)** as the percentage of the balance of the Total Invoice Cost, plus (iii) an administrative fee of **Four Cents ($0.04)** on each One Hundred and 00/100 Dollars ($100.00) of the Total Invoice Cost, as set forth in more detail in **Exhibit D**, *"Schedule of Rent Amounts,"* attached to this Lease Schedule. The total monthly Lease cost is Two and 20/100 Dollars ($2.20) per One Hundred and 00/100 Dollars ($100.00) of total, fully loaded costs, of all sorts.

i. **Total Monthly Rent.** As a result of this Third Amendment monthly rent increase, commencing on **August 10, 2018** and the **10th day** of the month hereinafter, the total monthly rent will be **Eighteen Thousand One Hundred and 27/100 Dollars ($18,100.27)** until January 10, 2025, and thereafter the total monthly rent due will be varied per month as further specified on **Exhibit D**, *"Schedule of Rent Amounts."* Payment shall continue until July 10, 2025, or until the Rent is paid in full as further reflected at **Exhibit D,** *"Schedule of Rent Amounts,"* attached hereto.

d) **Modification to Lease Schedule Exhibits.**

i. **Exhibit C-1**, "*Equipment Schedule,*" to the Second Amendment is hereby amended and the words: "*The Total Invoice Cost of the Equipment is One Million Sixty-Four Thousand Two Hundred Seventy-Four and 00/100 Dollars ($1,064,274.00)*" is hereby deleted in in its entirety and is replaced with: "**The Total Invoice Cost of the Equipment is One Million Seventy-Three Thousand Four Hundred Ninety-Four and 00/100 Dollars ($1,073,494.00)"**

ii. **Exhibit C-1**, "*Equipment Description,* "is hereby supplemented to add the additional equipment attached hereto.

iii. **Exhibit C-2**, "*Documents Supporting Equipment Ownership,*" is hereby supplemented to add the additional supporting documents attached hereto.

iv. The former Schedule of Rent Amounts set forth in **Exhibit D,** "*Schedule of Rent Amounts,*" is hereby supplemented with the updated rent schedule attached hereto.

**2. General Terms and Conditions.**

(a) All capitalized terms used in this Third Amendment, unless otherwise defined herein, will have the same meaning as the terms contained in the Lease Schedule.

(b) In case of any inconsistencies between the terms and conditions contained in the Lease Schedule and the terms and conditions contained in this Third Amendment, the terms and conditions herein will control. Except as set forth below, all provisions of the Lease Schedule are ratified and remain unchanged and in full force and effect.

(c) This Third Amendment may be executed in duplicate counterparts, each of which will be deemed an original.

(d) Each of the parties represent and warrant that they have the right, power, legal capacity and authority to enter into and perform their respective obligations under this Third Amendment.

***** SIGNATURES ON THE FOLLOLWING PAGE *****

**IN WITNESS WHEREOF**, the parties hereto have caused this Third Amendment to Lease Schedule No. 1 to be duly executed as of the day and year first above set forth.

**LESSOR:**

Mentor Partner I, LLC,
a California limited liability company

By: /s/ Chet Billingsley
Chet Billingsley, Chairman & Manager

Date: June 5, 2018

**LESSEE:**

G FarmaLabs Limited,
a Nevada corporation

By: /s/ Cristina Gonzalez
Cristina Gonzalez, President

Date: June 20, 2018

**GUARANTOR:**

G FarmaBrands, Inc.,
a Nevada corporation

By: /s/ Cristina Gonzalez
Cristina Gonzalez, President

Date: June 20, 2018

**THE ONE AND ONLY CHATTEL PAPER ORIGINAL OF THIS LEASE SCHEDULE IS EVIDENCED BY THE EXECUTION BY LESSOR OF THE ACCEPTANCE AND ACKNOWLEDGEMENT BELOW.**
**ACCEPTED AND ACKNOWLEDGED BY LESSOR TO EVIDENCE THE CHATTEL PAPER ORIGINAL:**
**MENTOR PARTNER I, LLC**

By: /s/ Chet Billingsley
Chet Billingsley, Chairman & Manager

Date: June 20, 2018

**EXHIBIT C-1**

**EQUIPMENT DESCRIPTION**

*[See Attached Additional Equipment]*

**EXHIBIT C-1**
**EQUIPMENT DESCRIPTION**

| Item | Vendor | Part | Equip Location | Description | Quote/Invoice | Markup | Cost to G Farma * | Vendor Purchase Terms |
|---|---|---|---|---|---|---|---|---|
| **Bottling Equipment** | | | | | | | | |
| a | Accutek Invoice SO181800 | 28-042-USA | 1 | Turntable - 42" | $ 5,099.00 | | | |
| | | 04-505-P01 | | ACCUTEK APOF-12 APOF filling machines | 54,079.20 | | | |
| | | 50-PNG-CP2 | | Universal Neck Grabber Tooling Insert | 525.00 | | | |
| | | 22-500-000 | | Accutek Automatic Spindle Capper | 33,220.00 | | | |
| | | 26-B02-RBA | | Bottomless Conveyor | 5,450.00 | | | |
| | | 48-CU-SA1 | | Continuous Inkjet Printer | 17,170.41 | | | |
| | | 42-SL1-100 | | Sleeve Label Applicator | 77,024.00 | | | |
| | | 32-STM-SA1 | | Steam Tunnel Sales Assembly | 36,594.00 | | | |
| | | 28-015-C90 | | Turntable, 90 Degree Transfer Table | 1,895.00 | | | |
| | | 26-ST45-SA0 | | Sanitary Conveyor Assembly | 6,575.00 | | | |
| | | 50-BR1-L02 | | Bottle Rinser | 27,335.00 | | | |
| | | 50-010-000 | | Automatic Snap Capper | 24,045.00 | | | |
| | | 26-ST45-SA0 | | Sanitary Conveyor Assy 4 1/2" Wide | 7,310.00 | | | |
| | | 48-000-DT1 | | Thermal Transfer Printer, Sales Assy | 16,923.55 | | | |
| | | 50-009-000 | | Snap Capper, Semi-Automatic | 10,095.00 | | | |
| | | 43-060-088 | | Bullet Tooling for SL Series, Sleever | 5,595.00 | | | |
| | | 43-092-038 | | Bullet Tooling for SL Series Sleever Labeler - 92 mm LF | 3,490.00 | | | |
| | | 43-029-100 | | Bullet Tooling for SL Series Sleever Labeler - 29 mm LF | 3,490.00 | | | |
| | | 43-FSD-W03 | | 2 ea Feed Screw Change Part - White Delrin | 3,798.00 | | | |
| | | 55-STR-057 | | Star Wheel Tooling/Change Part - 57mm Pocket | 500.00 | | | |
| | | 55-STR-037 | | Star Wheel Tooling/Change Part - 37mm Pocket | 500.00 | | | |
| | | 50-PUC-T01 | | Puck Design/Tooling Charge | 500.00 | | | |
| | | 51-PUC-001 | | Puck. Container Handling Puck | 2,400.00 | | | |
| | | 23-090-000 | | 2 ea Transition Elbow - 90 Degree | 900.00 | | | |
| | | 26-B02-RBA | | Bottomless Conveyor - Variable Speed | 5,105.00 | | | |
| | | 1025-070 | | Chute Finger - 15 Degree w long fingers | 450.00 | | | |
| | | 26-E05-S4S | | Conveyor Extension | 1,655.00 | | | |
| | | | | Discount | (15,394.58) | | | |
| | | | | Delivery | 1,675.80 | | | |
| | | | | | | | | 50% Deposit, Balance due |
| | | | | Service for Machines | 15,000.00 | | | prior to shipment |
| | | | | Vendor Total - Revised Invoice | **353,004.38** | | | |
| | | | | Estimated Sales/use tax on Equip Only(excludes service and delivery) | $ 29,428.75 | | | |
| | | | | | 382,433.13 | 30% | $ 497,163.00 | |
| **Lab Equipment** | | | | | | | | |
| b | Root Sciences | VKL 70-5 FDRR SKR | 2 | Single Stage Short path distillation plant | 145,000.00 | | | |
| | | | | Training & Parameters | 10,000.00 | | | |
| | | | | Freight | 5,000.00 | | | |
| | | | | Installation | 5,000.00 | | | Paid in Full by Mentor Partner I, LLC |
| | | | | Vendor Total | 165,000.00 | | | |
| | | | | Estimated sales/use tax on $145,000 equip | 12,687.50 | | | |
| | | | | | 177,687.50 | 30% | 230,994.00 | |
| c | Blackhawk Equipment Corp | Sullair Model ST-1509RD | 2 | 20 HP Air Compressor w/120 Gallon ASME Tank | 11,983.00 | | | |
| | | | | Caster Wheel & Labor | 500.00 | | | |
| | | | | Shipping and handling | 996.56 | | | |
| | | | | Vendor Total | 13,479.56 | | | Paid in Full by Mentor Partner I, LLC |
| | | | | Estimated sales/use tax | 1,092.26 | | | |
| | | | | | 14,571.82 | 30% | 18,943.00 | |
| d | Extraction Tek Solutions SO036 | Mep/10 | 2 | 10 Liter - Base with One Jaketed Extraction Vessel | 65,000.00 | | | |
| | | | | On-Site Training | 5,000.00 | | | |
| | | | | Estimated Freight | 2,000.00 | | | |
| | | | | Vendor Total | 72,000.00 | | | Paid in Full by Mentor Partner I, LLC |
| | | | | Estimated sales/use tax on $65,000 equip | 5,687.50 | | | |
| | | | | | 77,687.50 | 30% | 100,994.00 | |
| e | N.B. Oler | Mine | 2 | Diamond Mine Mini | 850.00 | | | |
| | | Sight | | 2" Metaglas Sight | 300.00 | | | |
| | | Spool | | 6"x2" Diamond Mine short spool ext | 150.00 | | | |
| | | | | Swagelok parts | 250.00 | | | |
| | | | | Vendor Total | 1,550.00 | | | |
| | | | | Estimated sales/use tax | 135.63 | | | Paid in Full by Mentor Partner I, LLC |
| | | | | | 1,685.63 | 30% | 2,191.00 | |
| f1 | Blaze Quote 17945 | SH-VDO096NG | 2 | (2 Qty) SH Scientific 3.4 cu ft Vacuum Oven | 10,080.00 | | | |
| | Pay to Pacific Combustion | | 2 | UL Listing for the Vacuum Ovens | 1,600.00 | | | |
| | | LS-CTK-C | | (2 Qty) Lab Society Dewar-Style Cold Trap Kits | 997.50 | | | |
| | | AI-3.2 Accutemp | | AI 3.2 CF Vacuum Oven | 5,769.00 | | | |
| | | | | A1 UL Listing | 660.00 | | | |
| | | LS-CTK-C | | Lab Society Dewar-Style Cold Trap Kits | 498.75 | | | |
| | | 2052B-01 | | Welch High Capacity PTFE Dry Vacuum pump | 3,860.00 | | | |
| | | 2052B-01 | | Welch High Capacity PTFE Dry Vacuum pump | 6,948.00 | | | |
| | | P80NHA101B | | PolyScience Immersion Chiller IP-80 | 4,791.50 | | | |
| | | | | Vendor Total | 35,204.75 | | | |
| | | | | Freight (Korea) | Unknown | | | |
| | | | | Estimated sales/use tax | 3,080.42 | | | Paid in Full by Mentor Partner I, LLC |
| | | | | | 38,285.17 | 30% | 49,771.00 | |
| f2 | Blaze Quote 17983 | | 2 | Pope 2" Wipe Fim Evaporator | 45,000.00 | | | |
| | See f | | | Freight (will be on pallet & full truck load) | Unknown | | | |
| | | | | Estimated sales/use tax | 3,937.50 | | | |
| | | | | | 48,937.50 | 30% | 63,619.00 | Paid in Full by Mentor Partner I, LLC |
| g | Converted Containers | | 2 | (20 foot) Converted Container for Extraction | 43,738.00 | | | |
| | Pay to Linked Equipment | | | Estimated Freight | | | | |
| | | | | Estimated sales/use tax | 3,827.08 | | | 50% down, 25% at |
| | | | | | 47,565.08 | 30% | 61,835.00 | shipping, Bal completion |
| | | | | TOTAL EQUIPMENT - Original | **$ 788,853.32** | | **$ 1,025,510.00** | |
| **Second Amendment - Additional Equipment** | | | | | | | | |
| h | Extraction Tek Solutions SO303 | | 2 | Extraction Vessel Full Assembly (2) | 13,000.00 | | | |
| | | | | Turbo Add/Added Haskel Chiller & Coil | 13,500.00 | | | |
| | | | | Shipping | 1,000.00 | | | |
| | | | | | 27,500.00 | | | |
| | | | | Estimated sales/use tax on $26,500 | 2,318.75 | | | |
| | | | | | 29,818.75 | 30% | 38,764.00 | |
| | | | | **Total after Second Amendment** | **$ 818,672.07** | | **$ 1,064,274.00** | |
| **Third Amendment - Additional Equipment** | | | | | | | | |
| i | Converted Containers | | | Change Order to g above, Converted Container | 6,582.00 | | | |
| | Pay to Linked Equipment | | | Estimated sales tax | 510.11 | | | |
| | | | | | 7,092.11 | 30% | 9,220.00 | |
| | | | | **Total after Third Amendment** | **$ 825,764.18** | | **$ 1,073,494.00** | **TOTAL INVOICE COST **** |

* Amount does not include the administrative charge of $0.04 per month per $100 of original equipment cost that will be included on the monthly invoice.
** Total Invoice Cost may be adjusted for freight, taxes, and other equipment delivery and set up costs associated with the delivery of the Equipment.

**<u>EXHIBIT C-2</u>**

**<u>DOCUMENTS SUPPORTING EQUIPMENT OWNERSHIP</u>**

*[See Attached Additional Supporting Documents]*

**EXHIBIT D**

**SCHEDULE OF RENT AMOUNTS**

*[See Attached Updated Rent Schedule]*

# LEASE AMORTIZATION SCHEDULE

**ENTER VALUES (Third Amendment)**

| | |
|---|---|
| *Lease amount* | $6,128.00 *+$3,092=$9,220* |
| *Annual interest rate* | 10.00% |
| *Loan period in years* | 7 |
| *Number of payments per year* | 12 |
| *Start date of loan* | 8/10/2018 |
| *Equipment commitment* | 6/1/2018 |
| *Optional extra payments* | $ - |

**LEASE SUMMARY (Third Amendment)**

| | |
|---|---|
| *Scheduled payment* | $101.73 |
| *Scheduled number of payment* | 84 |
| *Actual number of payments* | 84 |
| *Total early payments* | $0.00 |
| *Total interest* | $2,417.49 |

| | |
|---|---|
| **LESSOR NAME** | Mentor Partner I, LLC |
| **LESSEE NAME** | G FarmaLabs |

**excludes $3,092 paid by G Farma*

*Combined Lease & 2nd & 3rd Amendment Payment*

| PMT NO | PAYMENT DATE | BEGINNING BALANCE | SCHEDULED PAYMENT | EXTRA PAYMENT | Admin Fee $0.04 per $100 | *3rd Amendment TOTAL PAYMENT* | PRINCIPAL | INTEREST | ENDING BALANCE | CUMULATIVE INTEREST | Total Combined Payment* | Chg per $100 Mentor Cost |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | 8/10/2018 | $6,128.00 | $101.73 | $0.00 | $2.86 | *$104.59* | $50.67 | $51.07 | $6,077.33 | $51.07 | **$18,100.27** | $ 2.22 |
| 2 | 9/10/2018 | $6,077.33 | $101.73 | $0.00 | $2.86 | *$104.59* | $51.09 | $50.64 | $6,026.25 | $101.71 | **$18,100.27** | $ 2.22 |
| 3 | 10/10/2018 | $6,026.25 | $101.73 | $0.00 | $2.86 | *$104.59* | $51.51 | $50.22 | $5,974.73 | $151.93 | **$18,100.27** | $ 2.22 |
| 4 | 11/10/2018 | $5,974.73 | $101.73 | $0.00 | $2.86 | *$104.59* | $51.94 | $49.79 | $5,922.79 | $201.72 | **$18,100.27** | $ 2.22 |
| 5 | 12/10/2018 | $5,922.79 | $101.73 | $0.00 | $2.86 | *$104.59* | $52.38 | $49.36 | $5,870.42 | $251.08 | **$18,100.27** | $ 2.22 |
| 6 | 1/10/2019 | $5,870.42 | $101.73 | $0.00 | $2.86 | *$104.59* | $52.81 | $48.92 | $5,817.60 | $300.00 | **$18,100.27** | $ 2.22 |
| 7 | 2/10/2019 | $5,817.60 | $101.73 | $0.00 | $2.86 | *$104.59* | $53.25 | $48.48 | $5,764.35 | $348.48 | **$18,100.27** | $ 2.22 |
| 8 | 3/10/2019 | $5,764.35 | $101.73 | $0.00 | $2.86 | *$104.59* | $53.70 | $48.04 | $5,710.66 | $396.51 | **$18,100.27** | $ 2.22 |
| 9 | 4/10/2019 | $5,710.66 | $101.73 | $0.00 | $2.86 | *$104.59* | $54.14 | $47.59 | $5,656.51 | $444.10 | **$18,100.27** | $ 2.22 |
| 10 | 5/10/2019 | $5,656.51 | $101.73 | $0.00 | $2.86 | *$104.59* | $54.59 | $47.14 | $5,601.92 | $491.24 | **$18,100.27** | $ 2.22 |
| 11 | 6/10/2019 | $5,601.92 | $101.73 | $0.00 | $2.86 | *$104.59* | $55.05 | $46.68 | $5,546.87 | $537.92 | **$18,100.27** | $ 2.22 |
| 12 | 7/10/2019 | $5,546.87 | $101.73 | $0.00 | $2.86 | *$104.59* | $55.51 | $46.22 | $5,491.36 | $584.15 | **$18,100.27** | $ 2.22 |
| 13 | 8/10/2019 | $5,491.36 | $101.73 | $0.00 | $2.86 | *$104.59* | $55.97 | $45.76 | $5,435.39 | $629.91 | **$18,100.27** | $ 2.22 |
| 14 | 9/10/2019 | $5,435.39 | $101.73 | $0.00 | $2.86 | *$104.59* | $56.44 | $45.29 | $5,378.95 | $675.20 | **$18,100.27** | $ 2.22 |
| 15 | 10/10/2019 | $5,378.95 | $101.73 | $0.00 | $2.86 | *$104.59* | $56.91 | $44.82 | $5,322.05 | $720.03 | **$18,100.27** | $ 2.22 |
| 16 | 11/10/2019 | $5,322.05 | $101.73 | $0.00 | $2.86 | *$104.59* | $57.38 | $44.35 | $5,264.66 | $764.38 | **$18,100.27** | $ 2.22 |
| 17 | 12/10/2019 | $5,264.66 | $101.73 | $0.00 | $2.86 | *$104.59* | $57.86 | $43.87 | $5,206.80 | $808.25 | **$18,100.27** | $ 2.22 |
| 18 | 1/10/2020 | $5,206.80 | $101.73 | $0.00 | $2.86 | *$104.59* | $58.34 | $43.39 | $5,148.46 | $851.64 | **$18,100.27** | $ 2.22 |
| 19 | 2/10/2020 | $5,148.46 | $101.73 | $0.00 | $2.86 | *$104.59* | $58.83 | $42.90 | $5,089.63 | $894.54 | **$18,100.27** | $ 2.22 |
| 20 | 3/10/2020 | $5,089.63 | $101.73 | $0.00 | $2.86 | *$104.59* | $59.32 | $42.41 | $5,030.32 | $936.96 | **$18,100.27** | $ 2.22 |
| 21 | 4/10/2020 | $5,030.32 | $101.73 | $0.00 | $2.86 | *$104.59* | $59.81 | $41.92 | $4,970.50 | $978.88 | **$18,100.27** | $ 2.22 |
| 22 | 5/10/2020 | $4,970.50 | $101.73 | $0.00 | $2.86 | *$104.59* | $60.31 | $41.42 | $4,910.19 | $1,020.30 | **$18,100.27** | $ 2.22 |
| 23 | 6/10/2020 | $4,910.19 | $101.73 | $0.00 | $2.86 | *$104.59* | $60.81 | $40.92 | $4,849.38 | $1,061.21 | **$18,100.27** | $ 2.22 |
| 24 | 7/10/2020 | $4,849.38 | $101.73 | $0.00 | $2.86 | *$104.59* | $61.32 | $40.41 | $4,788.06 | $1,101.63 | **$18,100.27** | $ 2.22 |
| 25 | 8/10/2020 | $4,788.06 | $101.73 | $0.00 | $2.86 | *$104.59* | $61.83 | $39.90 | $4,726.23 | $1,141.53 | **$18,100.27** | $ 2.22 |
| 26 | 9/10/2020 | $4,726.23 | $101.73 | $0.00 | $2.86 | *$104.59* | $62.35 | $39.39 | $4,663.88 | $1,180.91 | **$18,100.27** | $ 2.22 |
| 27 | 10/10/2020 | $4,663.88 | $101.73 | $0.00 | $2.86 | *$104.59* | $62.87 | $38.87 | $4,601.01 | $1,219.78 | **$18,100.27** | $ 2.22 |
| 28 | 11/10/2020 | $4,601.01 | $101.73 | $0.00 | $2.86 | *$104.59* | $63.39 | $38.34 | $4,537.62 | $1,258.12 | **$18,100.27** | $ 2.22 |
| 29 | 12/10/2020 | $4,537.62 | $101.73 | $0.00 | $2.86 | *$104.59* | $63.92 | $37.81 | $4,473.70 | $1,295.93 | **$18,100.27** | $ 2.22 |
| 30 | 1/10/2021 | $4,473.70 | $101.73 | $0.00 | $2.86 | *$104.59* | $64.45 | $37.28 | $4,409.25 | $1,333.21 | **$18,100.27** | $ 2.22 |
| 31 | 2/10/2021 | $4,409.25 | $101.73 | $0.00 | $2.86 | *$104.59* | $64.99 | $36.74 | $4,344.26 | $1,369.96 | **$18,100.27** | $ 2.22 |
| 32 | 3/10/2021 | $4,344.26 | $101.73 | $0.00 | $2.86 | *$104.59* | $65.53 | $36.20 | $4,278.73 | $1,406.16 | **$18,100.27** | $ 2.22 |
| 33 | 4/10/2021 | $4,278.73 | $101.73 | $0.00 | $2.86 | *$104.59* | $66.08 | $35.66 | $4,212.66 | $1,441.82 | **$18,100.27** | $ 2.22 |
| 34 | 5/10/2021 | $4,212.66 | $101.73 | $0.00 | $2.86 | *$104.59* | $66.63 | $35.11 | $4,146.03 | $1,476.92 | **$18,100.27** | $ 2.22 |
| 35 | 6/10/2021 | $4,146.03 | $101.73 | $0.00 | $2.86 | *$104.59* | $67.18 | $34.55 | $4,078.85 | $1,511.47 | **$18,100.27** | $ 2.22 |
| 36 | 7/10/2021 | $4,078.85 | $101.73 | $0.00 | $2.86 | *$104.59* | $67.74 | $33.99 | $4,011.11 | $1,545.46 | **$18,100.27** | $ 2.22 |
| 37 | 8/10/2021 | $4,011.11 | $101.73 | $0.00 | $2.86 | *$104.59* | $68.31 | $33.43 | $3,942.80 | $1,578.89 | **$18,100.27** | $ 2.22 |
| 38 | 9/10/2021 | $3,942.80 | $101.73 | $0.00 | $2.86 | *$104.59* | $68.88 | $32.86 | $3,873.93 | $1,611.74 | **$18,100.27** | $ 2.22 |
| 39 | 10/10/2021 | $3,873.93 | $101.73 | $0.00 | $2.86 | *$104.59* | $69.45 | $32.28 | $3,804.48 | $1,644.03 | **$18,100.27** | $ 2.22 |
| 40 | 11/10/2021 | $3,804.48 | $101.73 | $0.00 | $2.86 | *$104.59* | $70.03 | $31.70 | $3,734.45 | $1,675.73 | **$18,100.27** | $ 2.22 |
| 41 | 12/10/2021 | $3,734.45 | $101.73 | $0.00 | $2.86 | *$104.59* | $70.61 | $31.12 | $3,663.84 | $1,706.85 | **$18,100.27** | $ 2.22 |
| 42 | 1/10/2022 | $3,663.84 | $101.73 | $0.00 | $2.86 | *$104.59* | $71.20 | $30.53 | $3,592.64 | $1,737.38 | **$18,100.27** | $ 2.22 |
| 43 | 2/10/2022 | $3,592.64 | $101.73 | $0.00 | $2.86 | *$104.59* | $71.79 | $29.94 | $3,520.84 | $1,767.32 | **$18,100.27** | $ 2.22 |
| 44 | 3/10/2022 | $3,520.84 | $101.73 | $0.00 | $2.86 | *$104.59* | $72.39 | $29.34 | $3,448.45 | $1,796.66 | **$18,100.27** | $ 2.22 |

| PMT NO | PAYMENT DATE | BEGINNING BALANCE | SCHEDULED PAYMENT | EXTRA PAYMENT | Admin Fee $0.04 per $100 | *3rd Amendment TOTAL PAYMENT* | PRINCIPAL | INTEREST | ENDING BALANCE | CUMULATIVE INTEREST | Total Combined Payment* | Chg per $100 Mentor Cost |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 45 | 4/10/2022 | $3,448.45 | $101.73 | $0.00 | $2.86 | *$104.59* | $72.99 | $28.74 | $3,375.46 | $1,825.40 | **$18,100.27** | $ 2.22 |
| 46 | 5/10/2022 | $3,375.46 | $101.73 | $0.00 | $2.86 | *$104.59* | $73.60 | $28.13 | $3,301.85 | $1,853.53 | **$18,100.27** | $ 2.22 |
| 47 | 6/10/2022 | $3,301.85 | $101.73 | $0.00 | $2.86 | *$104.59* | $74.22 | $27.52 | $3,227.64 | $1,881.04 | **$18,100.27** | $ 2.22 |
| 48 | 7/10/2022 | $3,227.64 | $101.73 | $0.00 | $2.86 | *$104.59* | $74.84 | $26.90 | $3,152.80 | $1,907.94 | **$18,100.27** | $ 2.22 |
| 49 | 8/10/2022 | $3,152.80 | $101.73 | $0.00 | $2.86 | *$104.59* | $75.46 | $26.27 | $3,077.34 | $1,934.21 | **$18,100.27** | $ 2.22 |
| 50 | 9/10/2022 | $3,077.34 | $101.73 | $0.00 | $2.86 | *$104.59* | $76.09 | $25.64 | $3,001.26 | $1,959.86 | **$18,100.27** | $ 2.22 |
| 51 | 10/10/2022 | $3,001.26 | $101.73 | $0.00 | $2.86 | *$104.59* | $76.72 | $25.01 | $2,924.53 | $1,984.87 | **$18,100.27** | $ 2.22 |
| 52 | 11/10/2022 | $2,924.53 | $101.73 | $0.00 | $2.86 | *$104.59* | $77.36 | $24.37 | $2,847.17 | $2,009.24 | **$18,100.27** | $ 2.22 |
| 53 | 12/10/2022 | $2,847.17 | $101.73 | $0.00 | $2.86 | *$104.59* | $78.01 | $23.73 | $2,769.17 | $2,032.97 | **$18,100.27** | $ 2.22 |
| 54 | 1/10/2023 | $2,769.17 | $101.73 | $0.00 | $2.86 | *$104.59* | $78.66 | $23.08 | $2,690.51 | $2,056.04 | **$18,100.27** | $ 2.22 |
| 55 | 2/10/2023 | $2,690.51 | $101.73 | $0.00 | $2.86 | *$104.59* | $79.31 | $22.42 | $2,611.20 | $2,078.46 | **$18,100.27** | $ 2.22 |
| 56 | 3/10/2023 | $2,611.20 | $101.73 | $0.00 | $2.86 | *$104.59* | $79.97 | $21.76 | $2,531.23 | $2,100.22 | **$18,100.27** | $ 2.22 |
| 57 | 4/10/2023 | $2,531.23 | $101.73 | $0.00 | $2.86 | *$104.59* | $80.64 | $21.09 | $2,450.59 | $2,121.32 | **$18,100.27** | $ 2.22 |
| 58 | 5/10/2023 | $2,450.59 | $101.73 | $0.00 | $2.86 | *$104.59* | $81.31 | $20.42 | $2,369.28 | $2,141.74 | **$18,100.27** | $ 2.22 |
| 59 | 6/10/2023 | $2,369.28 | $101.73 | $0.00 | $2.86 | *$104.59* | $81.99 | $19.74 | $2,287.29 | $2,161.48 | **$18,100.27** | $ 2.22 |
| 60 | 7/10/2023 | $2,287.29 | $101.73 | $0.00 | $2.86 | *$104.59* | $82.67 | $19.06 | $2,204.62 | $2,180.54 | **$18,100.27** | $ 2.22 |
| 61 | 8/10/2023 | $2,204.62 | $101.73 | $0.00 | $2.86 | *$104.59* | $83.36 | $18.37 | $2,121.26 | $2,198.92 | **$18,100.27** | $ 2.22 |
| 62 | 9/10/2023 | $2,121.26 | $101.73 | $0.00 | $2.86 | *$104.59* | $84.05 | $17.68 | $2,037.21 | $2,216.59 | **$18,100.27** | $ 2.22 |
| 63 | 10/10/2023 | $2,037.21 | $101.73 | $0.00 | $2.86 | *$104.59* | $84.76 | $16.98 | $1,952.45 | $2,233.57 | **$18,100.27** | $ 2.22 |
| 64 | 11/10/2023 | $1,952.45 | $101.73 | $0.00 | $2.86 | *$104.59* | $85.46 | $16.27 | $1,866.99 | $2,249.84 | **$18,100.27** | $ 2.22 |
| 65 | 12/10/2023 | $1,866.99 | $101.73 | $0.00 | $2.86 | *$104.59* | $86.17 | $15.56 | $1,780.81 | $2,265.40 | **$18,100.27** | $ 2.22 |
| 66 | 1/10/2024 | $1,780.81 | $101.73 | $0.00 | $2.86 | *$104.59* | $86.89 | $14.84 | $1,693.92 | $2,280.24 | **$18,100.27** | $ 2.22 |
| 67 | 2/10/2024 | $1,693.92 | $101.73 | $0.00 | $2.86 | *$104.59* | $87.62 | $14.12 | $1,606.31 | $2,294.35 | **$18,100.27** | $ 2.22 |
| 68 | 3/10/2024 | $1,606.31 | $101.73 | $0.00 | $2.86 | *$104.59* | $88.35 | $13.39 | $1,517.96 | $2,307.74 | **$18,100.27** | $ 2.22 |
| 69 | 4/10/2024 | $1,517.96 | $101.73 | $0.00 | $2.86 | *$104.59* | $89.08 | $12.65 | $1,428.88 | $2,320.39 | **$18,100.27** | $ 2.22 |
| 70 | 5/10/2024 | $1,428.88 | $101.73 | $0.00 | $2.86 | *$104.59* | $89.82 | $11.91 | $1,339.05 | $2,332.30 | **$18,100.27** | $ 2.22 |
| 71 | 6/10/2024 | $1,339.05 | $101.73 | $0.00 | $2.86 | *$104.59* | $90.57 | $11.16 | $1,248.48 | $2,343.46 | **$18,100.27** | $ 2.22 |
| 72 | 7/10/2024 | $1,248.48 | $101.73 | $0.00 | $2.86 | *$104.59* | $91.33 | $10.40 | $1,157.15 | $2,353.86 | **$18,100.27** | $ 2.22 |
| 73 | 8/10/2024 | $1,157.15 | $101.73 | $0.00 | $2.86 | *$104.59* | $92.09 | $9.64 | $1,065.06 | $2,363.50 | **$18,100.27** | $ 2.22 |
| 74 | 9/10/2024 | $1,065.06 | $101.73 | $0.00 | $2.86 | *$104.59* | $92.86 | $8.88 | $972.21 | $2,372.38 | **$18,100.27** | $ 2.22 |
| 75 | 10/10/2024 | $972.21 | $101.73 | $0.00 | $2.86 | *$104.59* | $93.63 | $8.10 | $878.58 | $2,380.48 | **$18,100.27** | $ 2.22 |
| 76 | 11/10/2024 | $878.58 | $101.73 | $0.00 | $2.86 | *$104.59* | $94.41 | $7.32 | $784.17 | $2,387.80 | **$18,100.27** | $ 2.22 |
| 77 | 12/10/2024 | $784.17 | $101.73 | $0.00 | $2.86 | *$104.59* | $95.20 | $6.53 | $688.97 | $2,394.34 | **$18,100.27** | $ 2.22 |
| 78 | 1/10/2025 | $688.97 | $101.73 | $0.00 | $2.86 | *$104.59* | $95.99 | $5.74 | $592.98 | $2,400.08 | **$18,100.27** | $ 2.22 |
| 79 | 2/10/2025 | $592.98 | $101.73 | $0.00 | $2.86 | *$104.59* | $96.79 | $4.94 | $496.19 | $2,405.02 | **$17,901.89** | $ 2.22 |
| 80 | 3/10/2025 | $496.19 | $101.73 | $0.00 | $2.86 | *$104.59* | $97.60 | $4.13 | $398.59 | $2,409.15 | **$760.04** | $ 2.22 |
| 81 | 4/10/2025 | $398.59 | $101.73 | $0.00 | $2.86 | *$104.59* | $98.41 | $3.32 | $300.18 | $2,412.48 | **$754.73** | $ 2.22 |
| 82 | 5/10/2025 | $300.18 | $101.73 | $0.00 | $2.86 | *$104.59* | $99.23 | $2.50 | $200.95 | $2,414.98 | **$104.59** | $ 2.22 |
| 83 | 6/10/2025 | $200.95 | $101.73 | $0.00 | $2.86 | *$104.59* | $100.06 | $1.67 | $100.89 | $2,416.65 | **$104.59** | $ 2.22 |
| 84 | 7/10/2025 | $100.89 | $101.73 | $0.00 | $2.86 | *$103.75* | $100.05 | $0.84 | $0.00 | $2,417.49 | **$103.75** | $ 2.20 |